UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2018 (May 9, 2018)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY
PLANO, TEXAS 75024
(Address of principal executive offices)

(972) 713-3700
(Registrant’s telephone number, including area code)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, Tyler issued a press release announcing the appointment of Tyler’s president, H. Lynn Moore Jr., as chief executive officer. John S. Marr Jr. assumes the role of executive chairman and will continue to serve as the chairman of Tyler’s board. A copy is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit number	Exhibit description
99.1	Press release issued by Tyler Technologies, Inc. dated May 10, 2018

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 9, 2018, Tyler Technologies, Inc. held its annual meeting of stockholders. The results of the matters voted on at the meeting were as follows:

With respect to the election of directors, shares were voted as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-votes
Donald R. Brattain	28,269,334	4,220,897	27,715	3,253,059
Glenn A. Carter	29,989,967	1,962,257	565,722	3,253,059
Brenda A. Cline	31,163,463	1,327,408	27,075	3,253,059
J. Luther King Jr.	31,571,032	917,005	29,909	3,253,059
John S. Marr Jr.	31,465,469	1,028,187	24,290	3,253,059
H. Lynn Moore Jr.	30,578,057	1,915,798	24,091	3,253,059
Daniel M. Pope	31,283,788	1,207,332	26,826	3,253,059
Dustin R. Womble	25,384,215	7,109,189	24,542	3,253,059

With respect to the ratification of Ernst & Young LLP as our independent auditors for fiscal year 2018, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
35,283,683	458,987	28,335	—

With respect to the approval of an advisory resolution on our executive compensation, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
24,824,900	7,648,164	44,882	3,253,059

With respect to the adoption of the Tyler Technologies, Inc. 2018 Stock Incentive Plan, shares were voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
27,243,407	5,247,330	27,209	3,253,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

May 10, 2018	By:	/s/ Brian K. Miller Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)